UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2025

VERISIGN, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-23593	94-3221585
(Commission File Number)	(IRS Employer Identification No.)

12061 Bluemont Way, Reston, Virginia	20190
(Address of principle executive offices)	(Zip Code)

(703) 948-3200
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value Per Share	VRSN	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 28, 2025, VeriSign, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Berkshire Hathaway Consolidated Pension Plan Master Trust and Burlington Northern Santa Fe, LLC Master Retirement Trust (together, the “Selling Stockholders”) and J.P. Morgan Securities LLC (the “Underwriter”), relating to the offer and sale (the “Offering”) by the Selling Stockholders of 4,300,000 shares of common stock, par value $0.001 per share, of the Company (the “Common Stock”) at a price to the public of $285.00 per share. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K.

The Offering has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a registration statement on Form S-3 (Registration No. 333-288995) of the Company, and the prospectus supplement dated July 28, 2025 and filed with the Securities and Exchange Commission pursuant to Rule 424(b) of the Securities Act on July 29, 2025. The Offering is expected to close on July 30, 2025.

The Selling Stockholders will receive all of the proceeds from the Offering. The Company is not selling any shares of Common Stock in the Offering and will not receive any proceeds from the Offering. The Offering is sized in order to reduce Berkshire Hathaway Inc.’s beneficial ownership of the Company below the ten percent threshold that triggers additional regulatory obligations. Affiliates of Berkshire Hathaway Inc. have been stockholders of the Company since 2012, and Berkshire Hathaway Inc. has voluntarily agreed with the Underwriter that the remaining shares of Common Stock beneficially owned by Berkshire Hathaway Inc. and its affiliates following the Offering will be subject to a 365-day lock-up agreement. The Selling Stockholders have granted the Underwriter a 30-day option to purchase up to an additional 515,032 shares of Common Stock.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
Exhibit 1.1
Underwriting Agreement, dated as of July 28, 2025, among VeriSign, Inc., Berkshire Hathaway Consolidated Pension Plan Master Trust and Burlington Northern Santa Fe, LLC Master Retirement Trust and J.P. Morgan Securities LLC.

Exhibit 104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISIGN, INC.

/s/ Thomas C. Indelicarto
Thomas C. Indelicarto
Executive Vice President, General Counsel and Secretary

Dated:  July 30, 2025